As filed with the Securities and Exchange Commission on November 24, 1998
                                               Registration  No.  333-__________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   -----------
                                    SBE, INC.
             (Exact name of registrant as specified in its charter)

                                   -----------
              Delaware                           94-1517641
     --------------------------     ---------------------------------------
     (State  of  Incorporation)     (I.R.S.  Employer  Identification  No.)

                             4550 NORRIS CANYON ROAD
                               SAN RAMON, CA 94583
                    (Address of principal executive offices)



                        1992 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)



                                 TIMOTHY J. REPP
                             CHIEF FINANCIAL OFFICER
                                    SBE, INC.
                             4550 NORRIS CANYON ROAD
                               SAN RAMON, CA 94583
                                 (925) 355-2000
  (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                   -----------

                                   COPIES TO:
                          CHRISTOPHER A. WESTOVER, ESQ.
                               COOLEY GODWARD LLP
                         ONE MARITIME PLAZA, 20TH FLOOR
                             SAN FRANCISCO, CA 94111
                                 (415) 693-2000

                                   -----------




                                                     Exhibit  Index  at  Page  6


                         CALCULATION OF REGISTRATION FEE
===================================================================================================
TITLE OF                                PROPOSED MAXIMUM      PROPOSED MAXIMUM
SECURITIES TO BE     AMOUNT TO BE       OFFERING PRICE PER    AGGREGATE            AMOUNT OF
REGISTERED           REGISTERED         SHARE (1)             OFFERING PRICE (1)   REGISTRATION FEE
---------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
value $.001)
                              100,000               $8.094              $809,400            $225.01
===================================================================================================

(1)     Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended (the "Act").  The offering price per share and the aggregate offering price are based upon (a) the weighted average exercise price, for shares subject to outstanding options granted under the Registrant's 1992 Employee Stock
Purchase Plan (the "Plan") in accordance with Rule 457 (h) under the Act or (b) the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on
November 23, 1998, in accordance with Rule 457(c) under the Act, for shares issuable pursuant to the Plan, in accordance with Rule 457(c) of the Act. The following chart illustrates the calculation of the registration fee:

===============================================================================================
                                            NUMBER OF   OFFERING PRICE PER   AGGREGATE OFFERING
TYPE OF SHARES                              SHARES      SHARE                PRICE
-----------------------------------------------------------------------------------------------
Shares issuable pursuant to outstanding
options under the 1992 Employee Stock
Purchase Plan
-----------------------------------------------------------------------------------------------
Shares issuable pursuant to unissued stock
options under the 1992 Employee Stock
Purchase Plan                                 100,000         $8.094 (1)(b)            $809,400
-----------------------------------------------------------------------------------------------
Proposed Maximum Aggregate Offering Price                                              $809,400
-----------------------------------------------------------------------------------------------
Registration Fee                                                                        $225.01
===============================================================================================

  INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENTS ON FORM S-8
                                 NOS. 33-45998.


     The contents of Registration Statements on Form S-8 No. 33-45998 filed with the Securities and Exchange Commission on February 26, 1992 and August 19, 1998 respectively, are incorporated by reference herein with such modifications as are set forth below.

                                   EXHIBITS

EXHIBIT
NUMBER
------

   5      Opinion of Cooley Godward LLP

23.1      Consent of PricewaterhouseCoopers

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

24.1      Power of Attorney*

99.1      1992 Employee Stock Purchase Plan, as amended through September 14,
          1998

__________________
*  Previously  filed.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Ramon, State of California, on November 24, 1998.



                                       SBE,  INC.


                                       By:  /s/  Timothy  J.  Repp
                                           ------------------------
                                                 Timothy  J.  Repp

                                       Title:  Chief  Financial  Officer,
                                               Vice  President,  Finance
                                               and  Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                 TITLE                            DATE


 William B. Heye, Jr.*    President and Chief Executive    November 24, 1998
----------------------    Officer (Principal Executive
 William B. Heye, Jr.     Officer)




 /s/ Timothy J. Repp      Vice President, Finance, Chief   November 24, 1998
----------------------    Financial Officer and Secretary
 Timothy J. Repp          (Principal Financial Officer and
                          Accounting Officer)




 Raimon L. Conlisk*       Director                         November 24, 1998
----------------------
 Raimon L. Conlisk




 George E. Grega*         Director                         November 24, 1998
---------------------
 George E. Grega

                                        4

 Ronald J. Ritchie*       Director                         November 24, 1998
----------------------
 Ronald J. Ritchie




 Randall L-W. Caudill*    Director                         November 24, 1998
----------------------
 Randall L-W. Caudill




*By:  /s/ Timothy J. Repp
    ---------------------
    Timothy J. Repp
    As Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION                                                      SEQUENTIAL PAGE
                                                                          NUMBER
 5       Opinion of Cooley Godward LLP                                                  7

23.1     Consent of PricewaterhouseCoopers                                              8

23.2     Consent of Cooley Godward LLP is contained in Exhibit 5 to this                7
         Registration Statement

24.1     Power of Attorney                                                              *

99.1     1992 Employee Stock Purchase Plan, as amended                                  9

____________________
*  Previously  filed.

                                         6